UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                    ----------

                                     FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of The
                       Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): November 10, 2005

                            GENERAL COMMUNICATION, INC.
              (Exact Name of Registrant as Specified in its Charter)

    Alaska                          0-15279                         92-0072737
---------------               ----------------------               ------------
(State or other              (Commission File Number)             (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                        No.)

      2550 Denali Street Suite 1000 Anchorage, Alaska                 99503
   -----------------------------------------------------            --------
         (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (907) 868-5600


                                      NONE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

     On November 10, 2005, General Communication, Inc. ("GCI" or the "Company") settled four separate claims with AT&T and AT&T Alascom, Inc. ("Alascom").

     The claims were resolved pursuant to a master agreement. The Agreement is subject to the approval of the Regulatory Commission of Alaska ("RCA") or, alternatively, to an explicit determination by the RCA that its approval is not necessary.

     The claims settled are summarized as follows:

     1) GCI's claim against Alascom for failure to pay its respective share of a pool of access charges on long distance calls paid by pre-paid calling cards.

     2) GCI's claim against AT&T and Alascom for not allowing the Company to purchase certain wireline services on the same terms and conditions that AT&T offered to other wholesale customers.

     3) GCI's unfiled claim against Alascom for not allowing the Company to purchase private line services at the same price Alascom charges other customers.

     4) Alascom's claims against GCI for overpayment of transport for 1-800 dialing service calls placed from rural Alaska areas served by GCI.

     The settlement of the claims will result in a payment from AT&T to GCI that will net the Company approximately $7.5 million after certain costs and expenses. The gain is expected to be recorded in the fourth quarter of 2005 once regulatory approval is received or, alternatively, we receive an explicit determination by the RCA that its approval is not necessary.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GENERAL COMMUNICATION, INC.
                                          ---------------------------
                                                  (Registrant)

Date: November 14, 2005


                                          By /s/
                                             -----------------------------------
                                          Name:  John M. Lowber
                                          Title: Senior Vice President,
                                                 Chief Financial Officer,
                                                 Secretary and Treasurer
                                                 (Principal Financial Officer)